                         SIXTH AMENDMENT TO AMENDED AND
                         ------------------------------
                     RESTATED MULTICURRENCY CREDIT AGREEMENT
                     ---------------------------------------

     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT, dated as of April 15, 2002 (this "Amendment"), amends the Amended and
                                             ---------
Restated Multicurrency Credit Agreement, dated as of May 15, 2001 (as heretofore amended, the "Credit Agreement"), among APW Ltd., a Bermuda corporation (the
              ----------------
"Borrower"), the various financial institutions parties thereto (collectively,
 --------
the "Banks"), Bank One, NA, as syndication agent, The Chase Manhattan Bank, as
     -----
documentation agent and Bank of America, N.A., as administrative agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Borrower from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. CONSENT. The Banks hereby agree that notwithstanding the provisions of Section 2.12(b) of the Credit Agreement, the interest payments
              --------------
scheduled to be due prior to May 15, 2002 (the "Deferral Date"), shall not be payable until the earliest date of: (i) the Deferral Date, or (ii) the first
                                            -------------
date after April 15, 2002 on which the lenders under the UK Facility receive any payment in respect of interest or commissions under the UK Facility.

     SECTION 2. WAIVER. The Banks hereby waive the right to require compliance by the Borrower and its Subsidiaries with the requirements of Section 7.6 of the
                                                              -----------
Credit Agreement for the period from April 15, 2002 to but excluding May 15, 2002.

     SECTION 3. LIMITATION OF CONSENT AND WAIVER.

     The consent and waiver set forth herein shall be limited to their terms and shall not constitute a waiver of any other rights the Banks may have from time to time, including the right, upon the occurrence of an Event of Default other than the failure to pay such interest prior to the Deferral Date or the breach of any agreement specifically waived hereunder, to accelerate the maturity of the Loans and all payments, including interest payment, with respect thereto.

     SECTION 4. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been
                                                   ---------
satisfied, and notice thereof shall have been given by the Agent to the Borrower and the Banks.

     4.1 Receipt of Documents. The Administrative Agent shall have received all
         --------------------
of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory the Administrative Agent:

          a)   Amendment. This Amendment, duly executed by the Borrower, the
               ---------
               Administrative Agent and the Banks.

          b)   Consents. Consents of all Guarantors hereto.
               --------

          c)   UK Facility. Amendments to the UK Facility providing that
               -----------
               interest on the UK Facility shall not be payable prior to the Deferral Date and making other changes consistent herewith.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the ```Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Credit Agreement, as hereby amended, and the other Loan Documents, and the Borrower additionally represents and warrants to the Administrative Agent and each Bank as follows:

     5.1 Due Authorization, Non-Contravention, etc. The execution, delivery and
         -----------------------------------------
performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporation action, and do not

          a)   contravene the Borrower's Organic Documents;

          b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

          c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

     5.2 Governmental Approval, Regulation, etc. No authorization or approval or
         --------------------------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

     5.3 Validity, etc. This Amendment constitutes the legal, valid and binding
         -------------
obligation of the Borrower enforceable in accordance with its terms, except to the extent enforceability thereof is limited by bankruptcy, insolvency or other laws relating to, or affecting enforcement of, creditors' rights in general, and general principles of equity.

     SECTION 6. MISCELLANEOUS.


     6.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an
         -----------------------------
amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     6.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all
         -----------------------------
expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     6.3 Severability. Any provision of this Amendment which is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     6.4 Headings. The various headings of this Amendment are inserted for
         --------
convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     6.5 Execution in Counterparts. This Amendment may be executed by the
         -------------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     6.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
         -------------
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     6.7 Successors and Assigns. This Amendment shall be binding upon and shall
         ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

                                [SIGNATURES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       APW LTD.



                                       By: /s/
                                           ---------------------------------
                                       Name:
                                       Title:



                                       BANK OF AMERICA, N.A., as
                                       Administrative Agent and as a Bank



                                       By: /s/
                                           ---------------------------------
                                       Name:
                                       Title:



                                       BNP PARIBAS



                                       By: /s/
                                           ---------------------------------
                                       Name:
                                       Title:



                                       By: /s/
                                           ---------------------------------
                                       Name:
                                       Title:



                                       COPPER BEECH HOLDINGS, LLC




                                       By: /s/
                                           ---------------------------------
                                       Name:
                                       Title:


                                        Sixth Amendment to Amended and Restated
                                                 Multicurrency Credit Agreement

                                 CREDIT LYONNAIS CHICAGO BRANCH



                                 By: /s/
                                     --------------------------------------
                                 Name:
                                 Title:



                                 THE DAI-ICHI KANGYO BANK, LTD.



                                 By: /s/
                                     --------------------------------------
                                 Name:
                                 Title:



                                 WACHOVIA BANK, NATIONAL ASSOCIATION



                                 By: /s/
                                     --------------------------------------
                                 Name:
                                 Title:



                                 JPMORGAN CHASE BANK, as
                                 Documentation Agent and a Bank



                                 By: /s/
                                     --------------------------------------
                                 Name:
                                 Title:




                                 M&I MARSHALL & ILSLEY BANK



                                 By: /s/
                                     --------------------------------------
                                 Name:
                                 Title:



                                 By: /s/
                                     --------------------------------------
                                 Name:
                                 Title:



                                       Sixth Amendment to Amended and Restated
                                                Multicurrency Credit Agreement

                                     OCM PRINCIPAL OPPORTUNITIES FUND
                                     II, L.P. by Oaktree Capital Mangement, LLC, its General Partner


                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title:


                                     OCM OPPORTUNITIES FUND III, L.P. by
                                     Oaktree Capital Mangement, LLC, its
                                     General Partner


                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title:


                                     GRAND STREET HOLDINGS, 2 LLC by
                                     Oaktree Capital Mangement, LLC, its General
                                     Partner


                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title:


                                     GRAND STREET HOLDINGS, 6 LLC by
                                     Oaktree Capital Mangement, LLC, its General
                                     Partner


                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title

                                         Sixth Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                     GRAND STREET HOLDINGS, 8 LLC by
                                     Oaktree Capital Mangement, LLC, its General
                                     Partner


                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title:


                                     PERRY PRINCIPALS, L.L.C.


                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title:


                                     ROYAL BANK OF SCOTLAND, PLC


                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title:


                                     SOCIETE GENERALE

                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title:



                                     U.S. BANK NATIONAL ASSOCIATION


                                     By: /s/
                                         ----------------------------------
                                     Name:
                                     Title:

                                         Sixth Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                            WILLIAM E. SIMON & SONS SPECIAL
                                            SITUATIONS PARTNERS II, L.P.


                                            By: /s/
                                                --------------------------------
                                            Name:
                                            Title:

                                         Sixth Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                         GSC RECOVERY II, L.P.


                                         By: GSC Recovery II GP, L.P.,
                                              its general partner
                                              By: GSC RII,LLC,
                                                   its general partner
                                                   By: GSCP (NJ) Holdings, L.P.,
                                                        its sole member
                                                        By: GSCP (NJ), Inc.,
                                                             its general partner


                                         By: /s/
                                             ----------------------------------
                                         Name:
                                         Title:



                                         GSC RECOVERY IIA, L.P.


                                         By: GSC Recovery IIA GP, L.P.,
                                              its general partner
                                              By: GSC RIIA,LLC,
                                                   its general partner
                                                   By: GSCP (NJ) Holdings, L.P.,
                                                        its sole member
                                                        By: GSCP (NJ), Inc.,
                                                             its general partner


                                         By: /s/
                                             ----------------------------------
                                         Name:
                                         Title:

                                         Sixth Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                              AGREEMENT AND CONSENT
                              ---------------------

     The undersigned Guarantors hereby agree and consent, as of the date and year first above written, to the terms and provisions of the Sixth Amendment to the Amended and Restated Multicurrency Credit Agreement and to the terms and provisions of the Amendment Agreement amending the UK Facility, dated April ___, 2002, and agree that the Loan Documents, guarantee documents and facility agreements executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing Sixth Amendment to Credit Agreement and the Amendment Agreement amending the UK Facility.

AIR CARGO EQUIPMENT (UK) LIMITED


By: /s/
    --------------------------------
Name:
Title:


APPLIED POWER LIMITED


By: /s/
    --------------------------------
Name:
Title:


APW CASES EUROPE LTD.


By: /s/
    --------------------------------
Name:
Title:


APW DO BRASIL, LTDA.


By: /s/
    --------------------------------
Name:
Title:

APW ELECTRONICS GROUP PLC


By: /s/
    ----------------------------------
Name:
Title:


APW ELECTRONICS GMBH


By: /s/
    ----------------------------------
Name:
Title:


APW ELECTRONICS LIMITED


By: /s/
    ----------------------------------
Name:
Title:


APW ELECTRONICS OVERSEAS
INVESTMENTS LIMITED


By: /s/
    ----------------------------------
Name:
Title:


APW ENCLOSURE PRODUCTS AND
SYSTEMS LIMITED


By: /s/
    ----------------------------------
Name:
Title:

APW ENCLOSURE SYSTEMS (UK)
LIMITED


By: /s/
    ---------------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS HOLDING,
INC.


By: /s/
    ---------------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS HOLDINGS, LTD.


By: /s/
    ---------------------------------------
Name:
Title:


APW ENCLOSURES SYSTEMS, LP by
APW Enclosure Systems Holding, Inc., its
General Partner


By: /s/
    ---------------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS PLC


By: /s/
    ---------------------------------------
Name:
Title:

APW ENCLOSURE SYSTEMS, INC.


By: /s/
    ----------------------------------
Name:
Title:


APW ENCLOSURES (DUBLIN) LIMITED


By: /s/
    ----------------------------------
Name:
Title:


APW ENCLOSURES LIMITED


By: /s/
    ----------------------------------
Name:
Title:


APW FINANCE LIMITED


By: /s/
    ----------------------------------
Name:
Title:


APW GALWAY LIMITED


By: /s/
    ----------------------------------
Name:
Title:


APW HOLDING B.V.


By: /s/
    ----------------------------------
Name:
Title:

APW HOLDINGS (EUROPE) LTD.


By: /s/
   ---------------------------------
Name:
Title:


APW HOLDINGS (UK) LTD.


By: /s/
   ---------------------------------
Name:
Title:


APW INVESTMENTS UK LIMITED


By: /s/
   ---------------------------------
Name:
Title:


APW MAYVILLE LLC


By: /s/
   ---------------------------------
Name:
Title:


APW MAYVILLE LTD


By: /s/
   ---------------------------------
Name:
Title:


APW NETHERLANDS B.V.


By: /s/
   ---------------------------------
Name:
Title:

APW NEW FOREST LIMITED


By: /s/
   ---------------------------------
Name:
Title:


APW NORTH AMERICA, INC.


By: /s/
   ---------------------------------
Name:
Title:


APW POWER SUPPLIES AS


By: /s/
   ---------------------------------
Name:
Title:


APW POWER SUPPLIES LTD.


By: /s/
   ---------------------------------
Name:
Title:


APW PRODUCTS AND SYSTEMS B.V.


By: /s/
   ---------------------------------
Name:
Title:


APW WRIGHT LINE LLC


By: /s/
   ---------------------------------
Name:
Title:

APW-ERIE, INC.


By: /s/
    ---------------------------------
Name:
Title:


ASPEN MOTION TECHNOLOGIES INC.


By: /s/
    ---------------------------------
Name:
Title:


BEELEY WOOD HOLDINGS LTD


By: /s/
    ---------------------------------
Name:
Title:


C FAB DEVELOPMENT LTD.


By: /s/
    ---------------------------------
Name:
Title:


CAMBRIDGE AEROFLO, INC.


By: /s/
    ---------------------------------
Name:
Title:


CIPRESMAD-CONSULTORES E
SERVICOS, LTD.


By: /s/
    ---------------------------------
Name:
Title:

CIPRESMAD HUNGARY GROUP
FINANCING LLC


By: /s/
    ----------------------------------
Name:
Title:


EDER INDUSTRIES INC.


By: /s/
    ----------------------------------
Name:
Title:


ELECTRONIC SOLUTIONS


By: /s/
    ----------------------------------
Name:
Title:


ELECTRONICS PACKAGING LTD


By: /s/
    ----------------------------------
Name:
Title:


HIGH SPEED PRODUCTION (HOLDINGS)  LTD


By: /s/
    ----------------------------------
Name:
Title:


HOERMANN ELECTRONICS LIMITED


By: /s/
    ----------------------------------
Name:
Title:

HOERMANN SECURITY SYSTEMS LTD.


By: /s/
    -----------------------------------
Name:
Title:


HSP SHEFFIELD LTD


By: /s/
    -----------------------------------
Name:
Title:


HSP STRATHCLYDE LTD


By: /s/
    -----------------------------------
Name:
Title:


IMHOF-BEDCO LTD


By: /s/
    -----------------------------------
Name:
Title:


IMHOF-BEDCO SPECIAL PRODUCTS LTD


By: /s/
    -----------------------------------
Name:
Title:


IMHOF-BEDCO STANDARD PRODUCTS LTD


By: /s/
    -----------------------------------
Name:
Title:

INNOVATIVE METAL FABRICATION,
INC.


By: /s/
    ---------------------------------------
Name:
Title:


J HIGGINS MANUFACTURING
(IRELAND) LTD.


By: /s/
    ---------------------------------------
Name:
Title:


MCLEAN MIDWEST CORPORATION


By: /s/
    ---------------------------------------
Name:
Title:


MCLEAN WEST INC.


By: /s/
    ---------------------------------------
Name:
Title:


METAL ARTS MANUFACTURING, INC.


By: /s/
    ---------------------------------------
Name:
Title:

PRECISION FABRICATION
TECHNOLOGIES INC.


By: /s/
    -----------------------------------
Name:
Title:


RUBICON FINANCE LIMITED


By: /s/
    -----------------------------------
Name:
Title:


TOWERFLAME LIMITED


By: /s/
    -----------------------------------
Name:
Title:


VERO CIRCUITBOARDS LTD


By: /s/
    -----------------------------------
Name:
Title:


VERO CONNECTORS LTD


By: /s/
    -----------------------------------
Name:
Title:


VERO ELECTRONICS (EXPORTS) LTD


By: /s/
    -----------------------------------
Name:
Title:

VERO ELECTRONICS, INC.


By: /s/
   ---------------------------------
Name:
Title:


WRIGHT LINE EUROPE B.V.


By: /s/
   ---------------------------------
Name:
Title:


WRIGHT LINE LIMITED


By: /s/
   ---------------------------------
Name:
Title:


ZERO-EAST DIVISION, ZERO
CORPORATION


By: /s/
   ---------------------------------
Name:
Title:

EAST ANGLIAN METAL MERCHANTS
LTD.


By: /s/
   ---------------------------------
Name:
Title:


HIGH SPEED PRODUCTION (SCOTLAND)
LTD.


By: /s/
   ---------------------------------
Name:
Title:


INSTANT FINISHERS LTD.


By: /s/
   ---------------------------------
Name:
Title:


MALCOE ENCLOSURES LTD.


By: /s/
   ---------------------------------
Name:
Title:


MALCOE SECURITY PRODUCTS LTD.


By: /s/
   ---------------------------------
Name:
Title:

MALCOE TELECOMMUNICATIONS LTD.


By: /s/
   ---------------------------------
Name:
Title:


MACLEAN EUROPE LTD.


By: /s/
   ---------------------------------
Name:
Title:


MACLEAN EUROPE (TWO) LTD.


By: /s/
   ---------------------------------
Name:
Title: